U.S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                            __________________

                                 FORM 8-K
                              CURRENT REPORT
    Pursuant to Section 13(a) or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported): August 14, 2002
                                                  -----------------



                     NetNation Communications, Inc.
         -------------------------------------------------------
         (Exact name of registrant as specified in its charter)


         Delaware                0-26881             33-0803438
         --------                -------             ----------
     (State or other           (Commission        (I.R.S. Employer
     Jurisdiction              File Number)       Identification No.)
     of incorporation)



     1410 - 555 West Hastings Street
     Vancouver, British Columbia, Canada            V6B 4N6
     --------------------------------------         --------
      (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    604.688.8946
                                                      ---------------


                                  None
    ------------------------------------------------------------------
     (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits.

      Exhibit No.     Description
      -----------     ------------------------------

         99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

         99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


Item 9. Other Events and Regulation FD Disclosure

   On August 14, 2002, each of the Chief Executive Officer, Joseph Kibur, and Chief Financial Officer, Calvin Mah, of NetNation Communications, Inc. executed a Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

   A copy of each of these Certifications is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).

                  SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


NETNATION COMMUNICATIONS, INC.



Date:    August 14, 2002        By:   /s/ Calvin Mah
       -------------------            ----------------
                                      Calvin Mah
                                      Chief Financial Officer

                          Exhibit Index

Exhibit No.         Description
------------        -----------

   99.1 Certification of CEO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   99.2 Certification of CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                                               Exhibit 99.1


                        Certification Pursuant to
                         18 U.S.C. Section 1350,
                         as Adopted Pursuant to
               Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of NetNation
Communications, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 8, 2002 (the "Report"), I, Joseph Kibur, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /s/ Joseph Kibur
                                               -------------------
                                               Joseph Kibur
                                               Chief Executive Officer
                                               August 14, 2002


This certification accompanies the Report pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of (section) 18 of the Securities Exchange Act of 1934, as amended.

                                                               Exhibit 99.2


                          Certification Pursuant to
                           18 U.S.C. Section 1350,
                            as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of NetNation
Communications, Inc. (the "Company") for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 8, 2002 (the "Report"), I, Calvin Mah, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

   (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                    /s/ Calvin Mah
                                                    ----------------
                                                    Calvin Mah
                                                    Chief Financial Officer
                                                    August 14, 2002


This certification accompanies the Report pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of (section) 18 of the Securities Exchange Act of 1934, as amended.